J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Value Advantage Fund

(the “Fund”)

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated October 13, 2020

to the Summary Prospectuses, Prospectuses and Statements of Additional Information

dated November 1, 2019, as supplemented

Effective November 1, 2020, Graham Spence will be added as a Portfolio Manager for the Fund. Mr. Spence, Executive Director of J.P. Morgan Investment Management Inc., joined the U.S. Equity Value team in 2013 as a portfolio analyst dedicated to the multi-cap value strategy.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUSES, PROSPECTUSES AND

STATEMENTS OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-VA-PM-1020